UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 2, 2006


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-21559                 04-3320515
(State or other jurisdiction          (Commission             (I.R.S. employer
     of incorporation)                file number)           identification no.)



                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 504-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 2, 2006, L-1 Identity Solutions, Inc. (the "Company") issued a press release reporting financial results for its third fiscal quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit
99.1 and incorporated herein by reference.

         The information in this Current Report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.


ITEM 7.01.   REGULATION FD DISCLOSURE

         The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

d)  Exhibits

Exhibit 99.1      Press Release issued November 2, 2006











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 2, 2006
                                      L-1 IDENTITY SOLUTIONS, INC.

                                      By: /s/ Mark Molina
                                          -----------------------------------
                                          Mark Molina
                                          Executive Vice President,
                                          Chief Legal Officer and
                                          Secretary






















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                                  EXHIBIT INDEX


Exhibit No.                          Description
-----------                          -----------

Exhibit 99.1           Press Release issued November 2, 2006

































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